December 6, 2006

Supplement

SUPPLEMENT DATED DECEMBER 6, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2006

The third paragraph in the section of the Prospectus titled ‘‘The Portfolio — Principal Investment Strategies’’ is hereby deleted and replaced with the following:

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include emerging markets securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EQ 12/06